                                                                  EXHIBIT 10.114

                          ENGINE MAINTENANCE AGREEMENT

                                     Between

                                 ATLAS AIR, INC.

                                       and

                            GE ENGINE SERVICES, INC.

      Portions of this document have been redacted and confidential treatment has been requested for these portions from the Securities and Exchange Commission. Redacted portions are indicated by "***".

                            Proposal No. ESI-97-0078E

                                   March, 1998

             This Proposal Shall Remain Valid Through March 15, 1998

--------------------------------------------------------------------------------
                         PROPRIETARY INFORMATION NOTICE

The information contained in this document is ESI Proprietary Information and is disclosed in confidence. It is the property of ESI and shall not be used, disclosed to others, or reproduced without the express written consent of ESI. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction, in whole or in part. The information contained in this document may also be controlled by the U.S. export control laws. Unauthorized export or re-export is prohibited.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


Article          Description                                            Page
-------          -----------                                            ----

            Title Page                                                     i
            Proprietary Information Legend                                ii
            Table of Contents                                            iii
            Recitals                                                      iv

            Section 1 - Commercial Terms

   I.       Introduction                                                 1-1
   II.      Price and Price Adjustment                                   1-1
   III.     Terms of Payment                                             1-3

            Section 2 - Technical

   I.       Scope of Work                                                2-1
   II.      ESI Obligations                                              2-1
   III.     Buyer Obligations                                            2-4
   IV.      ***                                                          2-6
   V.       Term of Agreement                                            2-6
   VI.      Entire Agreement and Amendments                              2-7

            Section 3 - Appendices

   A.       Glossary                                                     3-A-1
   B.       Engine Serial Numbers and Aircraft Delivery Schedule         3-B-1
   C.       ***                                                          3-C-1
   D.       MCPH Price Adjustment                                        3-D-1
   E.       ***                                                          3-E-1
   F.       Supplemental Work Definition and Pricing                     3-F-1
   F-1      Fixed Price Labor                                            3-F-1-1
   G.       Bench Stock Pricing                                          3-G-1

Attachment A: ***
Attachment I: Terms and Conditions


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                    CF6-80C2B1F ENGINE MAINTENANCE AGREEMENT

THIS AGREEMENT, by and between GE Engine Services, Inc., a corporation organized and existing under the law of the State of Delaware, U.S.A. and having an office in Cincinnati, Ohio, ("ESI"), and Atlas Air, Inc., a corporation organized under the law of Delaware, with its principal place of business at Building 243, John
F. Kennedy International Airport, Jamaica, New York, USA ("Buyer").

                                    RECITALS

WHEREAS, ESI, maintains and operates an approved United States Federal Aviation Administration ("FAA") Repair Station holding Certificate No.: PR3R772L for the repair, maintenance, overhaul, modification, and functional testing of aircraft engines, engine accessories, parts, and components thereof; and

WHEREAS, Buyer has expressed its desire to have ESI perform modification and/or repair services and/or refurbishment services ("Services") on Buyer's CF6-80C2B1F Engines, Engine Modules, Engine Maintenance Units, and Engine Parts, which Engines, Engine Modules, Engine Maintenance Units, and Engine Parts are hereinafter sometimes referred to respectively as the "Engines," "Modules," "EMU's," and "Parts," or collectively as the "Equipment",

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions herein contained, the parties hereto agree as follows:


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                          SECTION 1 - COMMERCIAL TERMS

                            ARTICLE I. - INTRODUCTION

A.    Coverage

      This Engine Maintenance Agreement ("the Agreement") will cover the maintenance of CF6-80C2B1F Engines operated by Buyer in its B747-400 aircraft fleet ("Eligible Engines") as follows:

      1. Services covered on a Maintenance Cost Per Hour ("MCPH") basis as specified in Section 2 - Article I., "Scope of Work", Paragraph A., below; and,

      2. Other Services covered on a Time and Material ("T&M") basis and defined in Appendix "F" as "Supplemental Work", below.

      3. This Agreement shall remain in full force and effect to achieve one hundred twenty (120) months coverage under this Agreement for individual Engines added on or after the Effective Date in accordance with the provisions of Section 2 - Article V., below, unless extended by mutual agreement. Services set forth in this Agreement shall commence thirty (30) days after the Effective Date.

B.    Specification

      Buyer's CF6-80C2B1F Engines will be inspected, Repaired, modified, and tested in accordance with ESI's MCPH Engine Repair Specification in coordination with FAA approved manufacturer's Engine Manuals and Service Bulletins and other associated technical documents.

C.    Configuration

      Buyer and ESI shall mutually define an external Equipment configuration specification for Equipment to be covered under this Agreement.

                    ARTICLE II. - PRICE AND PRICE ADJUSTMENT

A.    Contract Parameters

      The MCPH Rate is predicated on the parameters set forth below:

      1. A fleet of ten (10) new B747-400 aircraft, powered by new CF6-80C2B1F Engines, to be identified by serial number and estimated to be delivered as set forth in Appendix "B" attached hereto, operated by Buyer for the duration of this Agreement, provided that Buyer takes delivery of at least two (2) aircraft per year beginning in 1998 and takes delivery of at least ten (10) aircraft by the end of 2001. In addition these parameters will apply to up to ten (10) optional aircraft which may be acquired by Buyer.

      2.    ***

      3.    ***

      4.    ***


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Article II. (Continued)

      5. A route structure which includes not more than *** of total takeoffs and landings by aircraft contemplated by this Agreement in Africa, the Middle East, India, and Mexico. Should Buyer exceed the *** threshold, Buyer shall pay ***, per aircraft in the covered fleet per year for each percentage point (rounded to the next whole percentage point) in excess of the threshold. Should Buyer exercise the option to include additional Engines under this Agreement, the threshold for those option Engines shall be ***. The parties shall evaluate route structure data quarterly and reconcile any payments due for Buyer operation in excess of the threshold during January of each year.

      The parameters set forth in Paragraphs 2. through 5. above will be evaluated by ESI and Buyer quarterly. Buyer shall provide information relative to Engines covered by this Agreement, at ESI's request, including (but not limited to information available through ACARS) in accordance with a mutually agreed upon format. In addition to the adjustment specified in Paragraph A.7., below, should Buyer deviate from the parameters specified above, the Base Price per Engine Flying Hour ("EFH") shall be adjusted as set forth in Attachment "A". Such adjustment shall apply to all future EFH until a subsequent adjustment occurs.

      6.    Line Maintenance performed by Buyer, as set forth in Section 2.,
            Article III., Paragraph A.6.

      7.    Engine spares and Equipment quantity as set forth in Section 2 -
            Article II., below, for Buyer's Fleet of Ten (10) B747-400 Aircraft.

B.    Base Pricing

      The Base Year for Prices specified in this Agreement is ***. All Base Prices(s) are stated in United States Dollars per EFH.

C.    MCPH Rate

      1.    Base Price

            Base Prices are as follows:

                          Basic Engine Price Per      Basic Engine Price Per
       Engine Year        EFH (10 Firm Aircraft)      EFH (10 Option Aircraft)
       -----------        ----------------------      ------------------------
       Years 1-2                 ***                            ***
       Years 3-4                 ***                            ***
       Years 5-6                 ***                            ***
       Years 7-10                ***

            MCPH rate is applicable on all EFH covered by this Agreement commencing with the Effective Date of the Agreement and the term "MCPH Rate" may be used to refer to the Basic Engine Price Per EFH. Basic Engine Price includes ***.


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Article II (Continued)

      2.    Price Adjustment

            The Base Price shall be adjusted for fluctuation of the economy as described in Appendix "D", MCPH Price Adjustment, hereto. ***

D.    Supplemental Work Price

      Supplemental Work shall be charged shall be charged as set forth in Appendix "F", hereto.

E.    Addition or Removal of Engines

      1.    Addition of Engines under this Agreement shall be as follows:

            a. Engines over and above those contemplated by Paragraph A.1. of this Article II., which are transitioned into the Buyer fleet after the execution of this Agreement, will be included at Buyer's written request and ESI's concurrence. Such written request shall include Engine serial number, aircraft identification (including previous owner), TSN, TSLV, CSN, CSLV and Component identification by serial number.

            b. New Engines may be added to MCPH at the pricing set forth in Paragraph C.1., as adjusted in accordance with Paragraph C.2 of this Article II. New Engines are defined as those with *** flying hours or less since new.

            c. Used Engines may be added to MCPH after such used Engine has been Redelivered to Buyer after Buyer has Delivered the used Engine to ESI for a full performance restoration workscope (restoration of combustor, compressor, and HPT) shop visit, using the MCPH Repair Specification, on a Supplemental Work basis. At that time, the parties must agree as to the Engine Year, as contemplated in Paragraph C.1. of this Article II., applicable to that Engine as it enters the MCPH program. Such determination shall be based upon cycles since new and number of shop visits for such added Engines.

      2.    Removal of Engines from this Agreement shall be as follows:

            Selection of Engines to be phased out of this Agreement prior to one hundred twenty (120) months coverage under this Agreement shall be mutually agreed upon by ESI and Buyer. ESI and Buyer shall negotiate any adjustment to the MCPH Rate and/or credits, if applicable.


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                         ARTICLE III. - TERMS OF PAYMENT

A.    MCPH:

      Buyer shall remit to ESI, ***, an amount equivalent to the actual EFH for each Aircraft in Buyer's fleet for the preceding month, multiplied by the applicable MCPH rate as adjusted in accordance with the provisions of Appendix "D". ***

B. All payments hereunder shall be made in United States Dollars via electronic funds transfer to the account of ESI at:

                            Pittsburgh National Bank
                              Account No. 2-158944
                                 ABA # 043000096
                            Pittsburgh PA 15264-0950

C. Subject to ESI's then current credit and collection status for the Buyer, or, in the event Buyer's account becomes delinquent, ESI reserves the right to impose different terms of payment and collection.

D. Payment for any Services performed by ESI as Supplemental Work, performed pursuant to the provisions of Appendix "F" Paragraph II., or as a result of route structure adjustments as contemplated by Section 1., Article II., Paragraph A.7. of this Agreement, shall be made by Buyer within thirty
      (30) days after date of invoice. Any disputed invoiced amounts withheld by Buyer shall be resolved by the parties and, upon resolution, shall be paid within thirty (30) days of such resolution. Undisputed invoiced amounts shall be due thirty (30) days after the date of the initial invoice.


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                              SECTION 2 - TECHNICAL

                           ARTICLE I. - SCOPE OF WORK

A.    Scope of MCPH:

      1.    MCPH Qualifying Shop Visits

            Buyer's Engines meeting any of the following criteria shall be eligible for maintenance on a MCPH basis ("Qualifying Shop Visit"):

            a. The shop visit is necessary to correct a known defect, failure, or performance deterioration which is beyond service limits and cannot be corrected on-wing (See Paragraph e., below).

            b. The shop visit is necessary to comply with an Airworthiness Directive issued by the FAA or with recommendations contained in GE's Mandatory Compliance Service Bulletins.

            c. The shop visit is necessary to comply with a ESI written recommendation requiring shop visits of Engines at scheduled intervals.

            d.    The shop visit is necessary to replace Life Limited Parts
                  ("LLP").

            e. The shop visit is necessary because troubleshooting in accordance with the applicable Engine Maintenance Manual by Buyer on-wing could not resolve the problem. Such Qualifying Shop Visits shall be included as MCPH Qualifying Shop Visits if ESI's designated Senior Field Service Representative or his duly authorized alternate is in agreement that required maintenance could not reasonably have been accomplished on-wing.

            f. The shop visit occurs as maintenance for convenience with prior written concurrence from ESI.

                          ARTICLE II. - ESI OBLIGATIONS

A. Services to be provided by ESI for Qualifying Shop Visits and other MCPH Support are:

      1. Except as provided for in Paragraph 1.c., below and as specified in Appendix "F", provide all labor, Materials, and Parts (new or Repaired Serviceable) whether the effort is performed at ESI's facility, an off-site location, or subcontracted, for refurbishment or Repair necessary to:

            a.    Return an Engine to Serviceable condition, ***

            b. Repair or replace damaged LLP. Note: LLP replaced for life expiration is not included in the MCPH Rate.


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Article II. (Continued)

            c. Comply with basic Engine Airworthiness Directives ("AD"), issued by the FAA, and GE Mandatory Compliance Service Bulletins; ***

            d.    Repair "Other FOD" ( as defined in Appendix "A").

            e.    ***

            f.    ***

      2. Perform out station Repairs, which may otherwise require a shop visit, at ESI's option, to avoid a shop visit at ESI's designated Repair facility.

      3. Services associated with the purchase, warehousing and control of Rotable Inventory or use of Rotable Parts used to support Qualifying Shop Visits.

      4. All labor, Material and fees associated with Engine testing or use of test cell, including fuel and oil for Qualifying Shop Visits.

      5. ESI will assign a Program Manager who will be the point of contact for Buyer with respect to Services specified in this Agreement. The Program Manager will be responsible for:

            a. With the assistance of Buyer, defining the work to be accomplished for each Qualifying Shop Visit ***.

            b. Assisting Buyer with Supplemental Work requirements to be performed under this Agreement.

            c.    Maintaining the necessary liaison between ESI and Buyer.

            d. Providing Buyer's authorized personnel with reasonable access to Buyer's Equipment, when such Equipment is in ESI's possession, and to the maintenance records related to Buyer's Equipment.

            e. Developing with Buyer, on a monthly basis, an estimated removal schedule ("ERS") of Buyer's Equipment to be provided to ESI for Repair hereunder. The ERS shall identify by serial number the Engine(s) to be delivered during the following six
                  (6) month period and the general workscope to be performed on each. ESI shall use its best efforts with respect to the accuracy and completeness of the data contained in the ERS.


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Article II. (Continued)

            f. Ensuring that all routine correspondence from ESI to Buyer relative to the administration of the Agreement, except for formal Notices under Paragraph VI. of Attachment "I" to this Agreement, shall be directed to the attention of:

                              Atlas Air, Inc.
                              538 Commons Drive
                              Golden, Colorado, 80401
                              Attention: Vice President, Maintenance

      6. ESI will provide engineering support services for Eligible Engines as follows:

            a. Develop a mutually agreeable maintenance plan, including Repair Specification, and plan for removal and input of Engines into ESI's designated ***, commencing within thirty
                  (30) days of the Effective Date, to be completed and approved by the FAA prior to Buyer operational service of the aircraft.

            b. Maintain current files on published CF6-80C2B1F Service Bulletins, engineering specifications, and applicable Repair documents as well as their application and introduction to Buyer's Equipment.

            c. Notify Buyer of any deviations found to Buyer's configuration specification on Equipment coming into the shop for Repair and request disposition of same.

            d. Provide Engine test logs and Service Bulletin introduction status for each Engine Redelivered to Buyer.

            e. Provide a findings report stating any damage detected and Repair(s) accomplished, including photographs, (if any).

      7.    Documentation

            a. ESI will provide the following records to Buyer, ***, at the time the Equipment is Redelivered to Buyer:

                  1) Major Repair/Alteration Certification FAA No. 337 (including AD Compliance).

                  2)    Life Limited Parts Log.

                  3)    Serviceable Tag.

                  4) Original records and related documentation for all work performed by ESI during Repair. A copy of all such records and related documentation shall be retained by ESI.

                  5)    Incoming Inspection Report.

                  6)    Off/On Log.


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Article II. (Continued)

                  7)    Service Bulletin Status Report.

                  8)    AD Status Report.

                  9)    Test Cell Data Summary Sheet.

            b.    ESI will provide a Shop Findings Report to Buyer within thirty
                  (30) days after Equipment is Redelivered to Buyer.

      8.    Transportation

            a. Buyer shall arrange and coordinate all transportation. ESI shall, for each Qualifying Shop Visit, credit the cost of domestic (forty-eight (48) contiguous States) ground transportation of Buyer's Equipment to and from ESI's designated Repair facility. *** Delivery and Redelivery are defined in Appendix "A".

            b. ESI shall provide maintenance services, as required, for Buyer's Equipment transportation stands and containers while at ESI's facility; however, replacement of stands and/or containers is not included.

      ***


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Article II. (Continued)

C.    Workmanship

      Notwithstanding the provisions of Attachment "I" - Paragraph XX. "Warranty", below, the parties agree that with respect to Buyer's Equipment Repaired and Redelivered under this Agreement ***, if Buyer discovers an alleged defect in workmanship within twelve (12) calendar months of Redelivery or one thousand (1,000) EFH from Redelivery, whichever comes first, and Buyer provides written notice to ESI of such defect within thirty (30) days of its discovery, ESI shall pay any direct costs for Engine Repairs resulting therefrom. The foregoing shall constitute the sole remedy of Buyer and the sole liability of ESI for repair of defective workmanship, relative to Buyer's Equipment covered by this Paragraph C.

                        ARTICLE III. - BUYER OBLIGATIONS

A.    During the term of this Agreement, Buyer shall:

      1. Deliver to ESI's facility or make otherwise accessible to ESI all Equipment from Buyer's fleet of CF6-80C2B1F Engines, as specified in Appendix "B", requiring Repair. However, ESI shall have the option to perform Repairs with a field team at other locations.

      2. Provide to ESI's authorized personnel reasonable access to Buyer's Equipment when such Equipment is in Buyer's possession, as well as to all operating and maintenance records maintained by Buyer related to Buyer's Equipment.

      3. Make every reasonable effort to provide incoming transportation information in writing to ESI within at least three (3) calendar days prior to Delivery of Buyer's Equipment at ESI's facility. Upon removal of an Engine from Buyer's aircraft, Buyer shall Deliver such Engine to ESI's facility within seven (7) days. Failure to Deliver such Engine to ESI's facility within seven (7) days shall constitute an excusable delay should such delay result in a requirement for a lease Engine as set forth in Section 2., Article II., Paragraph B.

      4. Designate in writing one (1) or more of its employees as a representative during the term of this Agreement. Such representative(s) shall represent Buyer hereunder.

      5. Develop with ESI, on a monthly basis, an ERS of Buyer's Equipment to be provided to ESI for Repair hereunder. The ERS shall identify by serial number the type of Equipment, quantities and general workscope expected to be delivered to ESI during the next six (6) months. Buyer shall utilize its best efforts with respect to the accuracy and completeness of the data contained in the ERS.

      6. Provide all line maintenance in accordance with the GE/Boeing Maintenance Manual, applicable published airframe and Engine manuals, mutually agreed-to Engine Repair Specification, Buyer Troubleshooting Manual, and Buyer's FAA approved B747-400 Maintenance Specification Manual. In addition, Buyer shall be responsible for all required scrap replacement of LRUs on the line and Repair of LRUs not included in Appendix "C"..


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Article III. (Continued)

      7.    ***

      8. Supply to ESI complete historical information to facilitate Repairs hereunder which shall include, at a minimum, the following:

            a.    Total Engine Operating Time Since New ("TSN").

            b.    Time Since Last Visit ("TSLV").

            c.    Cycles Since New ("CSN").

            d.    Cycles Since Last Visit ("CSLV").

            e.    Reason for this shop visit.

            f. LRU In/Out Sheet during operating period prior to this shop visit and reason for removal, using Buyer's best reasonable efforts.

            g.    TSN, CSN on all LLP.

            LLP replaced hereunder due to lack of adequate records, as specified above, will be at Buyer's expense; however, prior to replacing such LLP, ESI will first advise Buyer that certain records are missing and allow Buyer five (5) working days to acknowledge and forward such records to ESI. If, after the allotted five (5) working days, the records are not complete, ESI will assume that the time and cycles as specified in Buyer supplied historical information have expired on all Life Limited Parts for which there is a lack of record ***.

      9. Provide to ESI an external Equipment configuration specification for Equipment, pursuant to Section 1 - Article I., Paragraph C., above.

      10. Ensure that adequate office space, parking, telephone, facsimile and computer equipment is available for the ESI technical representative assigned to the Buyer facility, as applicable.

      11. Maintain a minimum of five (5) Spare Engines to be made available in accordance with the schedule set forth in Appendix "B", in support of the ten (10) aircraft fleet. In the event additional aircraft are added to this Agreement Buyer shall maintain a Spare Engine quantity of twelve and one-half percent (12.5%) of installed Engines, rounded to the next whole Engine.

      12.   Provide ACARS data to ESI at times and in a format specified ***.


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                                       ***

                         ARTICLE V. - TERM OF AGREEMENT

This Agreement shall commence upon execution of this Agreement by both parties, or the latter of the two signature dates if the parties do not sign concurrently ("Effective Date") and shall remain in full force and effect to achieve one hundred twenty (120) months coverage under this Agreement for included Engines added after the Effective Date, unless extended in writing by mutual agreement or in accordance with Section I., Article II., Paragraph A.1., as a result of exercise of option in accordance with Section I., Article II., Paragraph F., or until terminated by either party as provided for in Attachment "I", Paragraph I. "Termination".

                  ARTICLE VI. - ENTIRE AGREEMENT AND AMENDMENTS

This Agreement, together with Appendices "A" - "G" and Attachments "A" and "I", contains and constitutes the entire understanding and agreement between the parties hereto respecting the subject matter hereof, and supersedes and cancels all previous negotiations, agreements, commitments, and writings in connection herewith. This Agreement may not be released, discharged, abandoned, supplemented, changed, or modified in any manner, orally or otherwise, except by an instrument in writing of concurrent or subsequent date signed by a duly authorized officer or representative of each of the parties hereto.

IN WITNESS WHEREOF, the ESI and Buyer have caused this Agreement to be signed in duplicate by their duly authorized officers and representatives as of the date written below.

         For and On Behalf Of:                For and On Behalf Of:

         GE Engine Services, Inc.             Atlas Air, Inc.

         By:                                  By:
              -----------------------------        -----------------------------

         Title:                               Title:

         Date:                                Date:
              -----------------------------        -----------------------------
                  (the "Effective Date")           (the "Effective Date")


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                             SECTION 3 - APPENDICES

                                  APPENDIX "A"

                                    GLOSSARY

For purposes of this Agreement, the following terms shall be defined as follows:

A.    Buyer's Fleet

      CF6-80C2B1F Engine powered B747-400 aircraft operated by Buyer.

B.    Component

      Parts joined together to form a subassembly or unit of the Equipment.

C.    Delivery

      The date on which Buyer's Equipment is Delivered Duties Paid ("DDP") ESI's designated Repair facility (Incoterms 1990) for the purpose of Repair, except for those instances referring to delivery of aircraft.

D.    Engine Caused Failure

      The failure of an Engine or an Engine Part which is the sole cause for Engine Removal.

E.    Engine Maintenance Unit ("EMU")

      A major serialized portion of the Engine originally sold by ESI as a new or used, serviceable assembly.

F.    Equipment

      Buyer's CF6-80C2B1F Engines, Engine Modules, Engine Maintenance Units, and Engine Parts collectively referred to as "Equipment".

G.    Foreign Object Damage ("FOD")

      "Major FOD" ***

      "Other FOD" ***

H.    ESI

      The term "ESI" shall include ESI, and its affiliated companies (as presently and hereinafter constituted) and directors, officers, employees, agents, vendors or suppliers of ESI and its affiliated companies.


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

Appendix "A" (Continued)

I.    Life Limited Part

      A Part with an approved limitation on use in cumulative hours or cycles, which either the original equipment manufacturer or the FAA establishes as the maximum period of allowable operational time for all such Parts in airline service, with periodic Repair and restoration. Also known as "Ultimate Life Part".

J.    Material

      All items purchased, supplied, or fabricated and utilized during maintenance of the Equipment or incorporated in and made a part of the Equipment. Used collectively to describe all Parts, Components, Expendables, Rotables and supplies required for the maintenance of the Equipment.

K.    Redelivery

      After Repair, the date on which ESI offers for acceptance and ships Ex Works, ESI's designated Repair facility (Incoterms 1990) Buyer's Equipment.

L.    Repair

      The teardown or disassembly, inspection, Repair, maintenance, overhaul, modification, Parts replacement, where necessary, and reassembly and test, when applicable, of Buyer's Equipment.

M.    Rotable Inventory

      Serviceable Engine Module, EMU, or Component which is exchanged for like hardware which requires Repair for which Turn Time exceeds the allotted Repair flow time associated with same.

N.    Serviceable

      An item of Equipment which meets all ESI and FAA specified standards for airworthiness following Repair and has no known defects which would render it unfit for service, in accordance with the Engine Specification.

O.    Turn Time

      The number of calendar days between input of Buyer's Equipment into ESI's facility for Repair and Redelivery to Buyer.


MCPH     March, 1998          ESI PROPRIETARY INFORMATION             Page 3-A-2
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

                                  APPENDIX "B"

              ENGINE SERIAL NUMBERS AND AIRCRAFT DELIVERY SCHEDULE


       Aircraft Quantity                            Scheduled Year of Delivery
       -----------------                            --------------------------

              4                                                1998
              2                                                1999
              3                                                2000
              1                                                2001

       Cumulative Spare                             Scheduled Year of Delivery
       Engine Quantity *                            --------------------------
       -----------------

              1                                                2Q 1998
              1                                                2Q 1999
              1                                                2Q 2000
              1                                                2Q 2001
              1                                                2Q 2003

            *Per Letter Agreement No. 1 to GTA No. 6-9810

Engine serial numbers to be added as Buyer purchases aircraft.


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

                                  APPENDIX "C"

                                       ***

    Nomenclature     ATA Ref    GE Part Number           OEM Part Number     TAT


***


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

Appendix "C" (Continued)

    Nomenclature     ATA Ref    GE Part Number           OEM Part Number     TAT

***


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

                                    CF6-80C2

                                  APPENDIX "D"

                              MCPH PRICE ADJUSTMENT

I.    For the purpose of this Appendix D, the following definitions apply:

      A.    ***

            During the first one hundred twenty (120) months of this Agreement, and solely for those Engines covered by this Agreement during ***, prices for any *** shall be adjusted in accordance with the following formula:

                                      ***

      B.    ***

      C.    Cumulative Labor Index YO = ((Labor Index YO-1/Labor Index BY-1) -1)

      D.    ***

      E.    BY = Base Year , which shall be ***

      F.    ***

      G.    ***

      H.    ***

      I.    ***


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

Appendix "D" (Continued)

      J.    ***

      K.    ***

      L.    ***

      M.    ***

II. To the extent the term of the Agreement is extended to cover Engines added to this Agreement after 1998, and for any periods after the first one hundred twenty (120) months of the Agreement, prices for any YO shall be adjusted in accordance with the following formula:

                                      ***


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

Appendix "D" (Continued)

III.  ***

                                    TABLE "D"

                            PRICE ADJUSTMENT EXAMPLE

***


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

Appendix "D" (Continued)

      ***


MCPH     March, 1998          ESI PROPRIETARY INFORMATION             Page 3-D-4
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

Appendix "D" (Continued)

***


MCPH     March, 1998          ESI PROPRIETARY INFORMATION             Page 3-D-5
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

Appendix "D" (Continued)

      ***


MCPH     March, 1998          ESI PROPRIETARY INFORMATION             Page 3-D-6
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

                                  APPENDIX "E"

                                       ***


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

                                  APPENDIX "F"

                    SUPPLEMENTAL WORK DEFINITION AND PRICING

      I. Supplemental Work shall be specifically excluded from application of the MCPH Rate and shall be defined as follows:

            a.    All other services not specifically included in Section 2.,
                  Article I, Paragraph A.of this Agreement.

            b. Further, Services described in Section 2., Article I, Paragraph A. of this Agreement, shall be identified as Supplemental Work (unless caused by an action of ESI) if it has been determined to ESI's reasonable satisfaction that such Engine or Module requires Repair for, or as a result of:

            ***

      2. When services are performed during a non-Qualifying Shop Visit which are not required as part of the Supplemental Work Repair or would otherwise have been performed subsequently as MCPH Repair, the parties will negotiate an appropriate allocation of the cost between MCPH and Supplemental Work.

II. Supplemental Work shall be charged on a time and material basis as follows:

      A.    Labor

            1.    Direct labor shall be charged in accordance with Appendix
                  "F-1".


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

Appendix "F" (Continued)

      2. All other direct labor performed by ESI at ESI's facility shall be charged at *** per Man Hour.

      3. For Services performed at a ESI or ESI affiliate On-Wing Support facility or for Services performed, at the direction of Buyer, at a location other than a ESI facility direct labor, including travel to and from the employee's home or normal place of work as applicable, until arrival at destination temporary living quarters or place of work shall be charged as follows:

                  Straight Time                         ***

                  Straight Time is defined as the first eight (8) hours charged Monday through Friday (except holidays) providing a minimum of eight (8) hours break has occurred since the last time charged.

                  Overtime                              ***

                  Overtime is defined as all time charged other than Straight Time.

      4.    ***

B.    Material

      1. ESI furnished Material required for Repair of Buyer's Equipment shall be charged as follows and is subject to the additional fee denoted in Paragraph 2., below:

            a. New piece Parts and any other ESI furnished new Material will be priced in accordance with the then current CF6-80C2 Engine Spare Parts Price Catalog, or applicable manufacturer's list price.

            b. Used Serviceable piece Parts and any other ESI furnished used Serviceable Material will be priced at *** of the then current CF6-80C2 Engine Spare Parts Price Catalog, or applicable manufacturer's list price.

            c Bench Stock will be priced in accordance with Appendix "G" attached hereto.

            d.    Fuel and lube will be priced ***.

      2. ESI furnished Material will be charged to Buyer at the prices specified above *** fee with a maximum fee of ***. Maximum fees are effective for 1998 and will be adjusted January 1 of each year at the same rate as manufacturer/supplier escalation.


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

Appendix "F" (Continued)

      3.    Rotable/Exchange Inventory

            a.    Rotable Inventory Usage

                  1) ESI-furnished Rotable piece Parts installed in Buyer's Equipment during Repair shall be assessed a Rotable fee equal ***. Maximum fees for Rotable Inventory are effective for 1998 and will be adjusted January 1 of each year at the same rate as manufacturer/supplier escalation.

                  2) Buyer agrees to accept compatible Rotable piece Parts that are updated to the then-current Service Bulletin Baseline which is the configuration used by the majority of ESI's customers operating the CF6-80C2B1F Engine.

                  3) Rotable Parts fee, if applicable, will be canceled and Buyer will be charged for replenishment of ESI-furnished Rotable Parts inventory if Buyer's trade-in Equipment is determined to be non-repairable after ESI-furnished Rotable Parts have been installed/shipped on Buyer's Equipment as follows:

                        a) Replacement charge for used Serviceable Parts other than Ultimate Life Parts will be invoiced at the then-current CF6-80C2 Spare Parts Price Catalog list price, if replacement is with a new Part or at *** of the then current CF6-80C2 Engine Spare Parts Price Catalog, or applicable manufacturer's list price, if the replacement is with a used Serviceable Part.

                        b) Replacement charge for new Parts will be invoiced at the then-current CF6-80C2 Spare Parts Price Catalog list price.

                        c) All replacement Parts will be assessed applicable Material fees specified in Paragraph II.B.2., above.

            b.    Inventory Exchange

                  Charges and credits associated with the retirement or exchange of Life-Limited Parts will be as follows:

                  1) When the remaining Flight Cycles of a repairable Life-Limited Part removed from Buyer's Equipment are less than the remaining Flight Cycles of ESI's Life-Limited Part replacing Buyer's Part, Buyer will be charged the difference.

                  2) Conversely, when the remaining Flight Cycles of a repairable Life-Limited Part removed from Buyer's Equipment are in excess of the remaining Flight Cycles of ESI's Life-Limited Part replacing Buyer's part, ESI shall credit Buyer the difference.


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               Subject to restrictions on the cover or first page

                  3) The charge or credit for such difference shall be determined as follows:

                        a)    ***

                        b) Multiply the resulting value per cycle by the difference described in paragraphs 1) and 2), above.

C.    Subcontractor

      Work subcontracted by ESI (excluding work subcontracted to another ESI component) will be charged to Buyer at vendor charges plus a *** per vendor invoice.

D.    Engine Test

      1. Test cell usage will be charged to Buyer at a fixed price *** per Engine test, plus fuel, oil and other Material.

      2. Test rejections resulting from: (1) non-compliance with agreed upon Workscope; or, (2) ESI's workmanship shall be at ESI's expense.

      3. Test cell charges incurred at Buyer's request for over and above the agreed upon Workscope shall be invoiced to the Buyer.

      4.    Testing done on an overtime basis, at the direction of the Buyer,
            ***.

      5. Engine test prices in subparagraphs 1. and 4., above, will be subject to adjustment consistent with the provisions of Paragraph A.4., above.

E.    Specific Equipment Repair

      Specific Equipment Repairs performed at ESI service shops shall be charged in accordance with the then current Component Repair Directory.

F.    On-Site Support

      For Services performed at a site other than the designated Repair facility, at the direction of Buyer, Buyer agrees to pay additional applicable charges, including but not limited to, travel and living expenses, shipping charges for tooling, materials, facility charges, etc.


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

                                 APPENDIX "F-1"

                                FIXED PRICE LABOR
                                       ***

Labor associated with routine Disassembly, Cleaning, Visual/Dimensional Inspection, Non-destructive Testing, Grinding, Reassembly, Test, and Ship shall be invoiced as follows. Serviceability inspections of Modules and EMU's are not included below, except as stated. Serviceability inspections for all other items will be accomplished at the Time and Material Rate specified in this proposal.

WORKSCOPE ITEM                                                       PRICE (US$)
--------------                                                       -----------
BASIC ENGINE
Incoming Inspection (Basic)                                          ***
Incoming Inspection with QEC                                         ***
PTT and Incoming Diagnostic Test                                     ***
Engine Final Assembly                                                ***
Engine Final Assembly (with QEC)                                     ***
PTT and Post Repair Performance Test                                 ***
Prep To Ship                                                         ***

GEARBOX MODULE
Remove and Install Accessory Gearbox                                 ***
Disassemble and Reassemble Module (No C&A Removal)                   ***
Remove and Install Transfer Gearbox                                  ***
Remove and Install Horizontal Drive                                  ***
Remove and Install Radial Drive                                      ***
Remove and Install Inlet Gearbox                                     ***

LPT MODULE
Remove and Install LPT Module                                        ***
Disassemble and Reassemble LPT Module to EMU's                       ***
Disassemble and Reassemble LPT Rotor                                 ***
Disassemble and Reassemble Turbine Rear Frame                        ***

HPT MODULE
Remove and Install HPT Module                                        ***
Remove and Install HPT Rotor and Stage 2 Nozzle                      ***
Disassemble and Reassemble HPT Module to EMU's                       ***
Disassemble and Reassemble HPT Rotor                                 ***
Disassemble and Reassemble HPT Stage 2 Nozzle EMU                    ***
Disassemble and Reassembly HPT Stage 1 Nozzle EMU                    ***

HPC MODULE
Remove and Install HPC Module                                        ***
Disassemble and Reassemble HPC Module to EMU's                       ***
Disassemble and Reassemble HPC Rotor                                 ***
Disassemble and Reassemble HPC Forward and Rear Cases                ***
Disassemble and Reassemble Compressor Rear Frame                     ***


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

                               CF6-80C (continued)
                                FIXED PRICE LABOR

WORKSCOPE ITEM                                                       PRICE (US$)
--------------                                                       -----------
FAN MODULE
Remove and Install Stage 1 Fan Blades and Hardware                   ***
Recontour Stage 1 Fan Blades                                         ***
Restore E12/13 Clearances                                            ***
Remove and Install Stage 1 Fan Disk                                  ***
Processing Stage 1 Fan Disk                                          ***
Remove and Install External Hardware and C&A                         ***
Remove and Install Fan Booster Assembly                              ***
Disassemble and Reassemble Fan Booster Cases                         ***
Disassemble and Reassemble Fan Booster Rotor                         ***
Remove and Install Fan Mid-Shaft EMU                                 ***
Remove and Install Fan Shaft                                         ***
Remove and Install Control Adapter                                   ***
Remove and Install OGV's                                             ***
Remove and Install Fan Frame                                         ***
Disassemble and Reassemble Fan Cases                                 ***

OTHER COMMON WORKSCOPES

MODULE SERVICEABILITY INSPECTIONS
              Fan Module                                             ***
              LPT Module                                             ***
              HPC Module                                             ***
EMU SERVICEABILITY INSPECTIONS
              LPT Cases                                              ***
              Turbine Rear Frame                                     ***
OTHER SERVICEABILITY INSPECTIONS
              HPC Cases                                              ***
              HPC Rotor                                              ***
              Compressor Rear Frame                                  ***
AGB PARTIAL WORKSCOPES
              Remove and Install Accessories from Gearbox            ***
              Replace AGB Carbon Seals                               ***
GEARBOX REPAIR WORKSCOPES
              Disassemble, Repair, and Reassemble Transfer Gearbox   ***
              Disassemble, Repair, and Reassemble Inlet Gearbox      ***
              Disassemble, Repair, and Reassemble Accessory Gearbox  ***
HPC PARTIAL WORKSCOPES
              Top Case (Basic Engine)                                ***
              Top Case ( with QEC)                                   ***
              Reblade and Regrind HPC Rotor Exposed                  ***
HPT PARTIAL WORKSCOPE
              Reblade and Regrind HPT Rotor Exposed                  ***


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

                                  APPENDIX "G"

                                   BENCH STOCK
        (Prices are in 1998 dollars and shall be adjusted consistent with year-to-year average pricing changes in the
                         CF6-80C2 Spare Parts Catalog)


                                                                     Price ***
                                                                     ---------
Complete Engine                                                      ***

External Hardware                                                    ***

Core Module                                                          ***
           HPC Rotor                                                 ***
           HPC Case                                                  ***
           HPC Rear Frame                                            ***
           HPC Module Build-UP                                       ***

High Pressure Turbine Module                                         ***
           HPT Stage 1 Nozzle                                        ***
           HPT Rotor                                                 ***
           HPT Stage 2 Nozzle                                        ***
           HPT Module Build-Up                                       ***

Low Pressure Turbine Module                                          ***
           LPT Rotor and Stator                                      ***
           Turbine Rear Frame                                        ***
           LPT Module Build-Up                                       ***

Fan Module                                                           ***
           Fan Rotor                                                 ***
           Fan Stator                                                ***
           Fan Frame and Case                                        ***
           Fan Mid-Shaft                                             ***
           Fan Module Build-Up                                       ***
           Inlet Gearbox                                             ***

Gearbox Module                                                       ***
           Transfer Gearbox                                          ***
           Accessory Gearbox                                         ***
           Module Build-Up                                           ***

Bench Stock consists of the low value consumable/expendable Material *** required for the assembly of the various "items" of Equipment. Bench Stock Materials will not be listed in detail on the bill of materials supplied with the invoice for the Equipment Repaired.


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

Attachment "A" (Continued)

                                 ATTACHMENT "A"

                                       ***


MCPH     March, 1998          ESI PROPRIETARY INFORMATION     Attachment "A" - 2
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

Attachment "A" (Continued)


MCPH     March, 1998          ESI PROPRIETARY INFORMATION     Attachment "A" - 3
               Subject to restrictions on the cover or first page

                                 ATTACHMENT "I"

                              TERMS AND CONDITIONS

I.    TERMINATION

      A.    This Agreement may be terminated:

            1. Buyer will terminate this Agreement in the event Buyer sells or leases or ceases to lease, all or substantially all of Buyer's Fleet of Equipment covered by this Agreement. In the event Buyer terminates this Agreement for this reason, the termination shall only be effective after one hundred and eighty (180) days have elapsed after written notification to ESI, but in no case prior to end of the calendar year in which the termination notification has been issued.

            2. In the event that the payments by Buyer to ESI provided for in this Agreement are not made within the time periods specified herein, ESI may, at its option, suspend performance hereunder and any expenses incurred by ESI in connection with performance hereunder in accordance with this Agreement prior to such suspension shall be payable by Buyer promptly upon notice thereof by ESI. If such non-payment is not rectified by Buyer within five (5) days upon such notice thereof, ESI may terminate this Agreement. Any delays by ESI as a result of such suspension of performance shall be considered an excusable delay under Paragraph IV., "Excusable Delay" below.

            3. Upon the commencement of any bankruptcy or reorganization proceeding by or against either party hereto (the "Defaulting Party"), the other party may, upon written notice to the Defaulting Party, cease to perform any or all of its obligations under this Agreement (including, without limitation, work in progress and deliveries) unless the Defaulting Party shall provide adequate assurance, in the opinion of the other party, that the Defaulting Party will continue to perform all of its obligations under this Agreement in accordance with the terms hereof, and will promptly compensate the other party hereto for any actual loss resulting from the Defaulting Party being unable to perform in full its obligations hereunder.

            4. By either party upon written notice to the other party in the event of default of the other party of any of its obligations under this Agreement, and in the event that such default is not cured within sixty (60) days of the notice.

            5.    ***

      B. In the event this Agreement is terminated: (a) ESI shall, upon receipt of Buyer's written request, promptly deliver all Buyer's Equipment, Parts and related documentation to Buyer; and, (b) ESI shall, at ESI's option, (i) invoice Buyer, in accordance with the Supplemental Work provisions, for all work performed by ESI on Buyer's Equipment prior to the date of termination or (ii) consider MCPH payments made or owing at the time of termination, including any amounts due pursuant to Appendix "D", including interest payments, to be payment in full. Should ESI exercise option (i), above, the Invoice will show either an amount to be paid by Buyer within thirty (30) days of the date of invoice or a credit due Buyer, calculated from a comparison of MCPH payments received by ESI and the Supplemental Work invoice amount.

      C. All rights and obligations of the parties hereto created pursuant to the provisions of this Agreement shall survive the expiration, termination or cancellation of this Agreement by either party until all such rights and obligations have been fully and satisfactorily completed.


MCPH     March, 1998          ESI PROPRIETARY INFORMATION             ATTACH.I-1
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

II.   TITLE, DELIVERY AND RISK OF LOSS

      Parts, Material, labor and associated overhead incorporated into Buyer's Equipment, as required in performing Services on Buyer's Equipment hereunder, shall be deemed to have been sold to Buyer, and title to such Parts and Services thereon shall pass to Buyer upon assignment of such parts, materials, labor and associated overhead to Buyer's Equipment. Risk of loss or damage to such parts and work thereon shall pass to Buyer upon Redelivery to Buyer. Title to and risk of loss of or damage to any parts removed from Buyer's Equipment, which are replaced by other parts, shall pass to ESI upon removal of such parts from Buyer's Equipment. Risk of loss of or damage to Buyer's Equipment shall rest with ESI while located at ESI's facility after Delivery and prior to Redelivery. Final acceptance of Redelivered Equipment shall be at ESI's facility.

III.  LIMITATION OF LIABILITY AND INDEMNIFICATION

      ***

IV.   EXCUSABLE DELAY

      A. ESI and Buyer shall be excused from, and shall not be liable for, any delays in its performance or failure to perform hereunder and shall not be deemed to be in default for any failure of performance hereunder due to causes beyond its control. Such causes shall be conclusively deemed to include, but not be limited to, acts of God, acts (or failure to act) of the Buyer or ESI, acts (or failure to act) of civil or military authority, government priorities, fires, strikes, labor disputes, work stoppage, floods, epidemics, war (declared or undeclared), riot, delays in transportation or inability to obtain on a timely basis necessary labor, materials, or components. In the event of any such delay, the date of performance shall be extended for a period equal to the time lost by reason of the delay. This provision shall not, however, relieve ESI from using commercially reasonable efforts to avoid or remove such causes and continue performance with reasonable dispatch whenever such causes are removed. ESI shall promptly notify Buyer when such delays occur or impending delays are likely to occur and shall continue to advise it of new performance schedules and changes relating thereto. If and to the extent that ESI is prevented from performing under this Agreement by any of the foregoing causes, Buyer shall be permitted to obtain the Repair of the Equipment from other sources, but only until ESI is again able to perform hereunder.

      B. Notwithstanding the provisions of Paragraph A., above, if any delay resulting from any of the foregoing causes extends for more than one hundred eighty (180) days and the parties have not agreed upon a revised basis for continuing the performance hereunder at the end of the delay, including reimbursement of ESI costs resulting from such delay, then either party, upon thirty (30) days written notice, may terminate this Agreement.


MCPH     March, 1998          ESI PROPRIETARY INFORMATION             ATTACH.I-2
               Subject to restrictions on the cover or first page

V.    TAXES

      A. In addition to the price to be paid by Buyer hereunder, Buyer shall pay to ESI, or furnish to ESI evidence of exemption therefrom, taxes (including, without limitation, sales, use, excise, property, turnover, or value added taxes), duties, fees, charges, or assessments (but excluding taxes in the nature of income taxes), legally assessed or levied by governmental authority against ESI, or its employees, its subsidiaries, or their employees, as a result of any sale, delivery, transfer, use, export, import, or possession of repaired Equipment, under this Agreement. If claim is made against ESI for such taxes, duties, fees, charges, or assessments, ESI shall immediately notify Buyer; and if requested by Buyer, ESI shall not pay except under protest, and if payment is made, shall use all reasonable effort to obtain a refund thereof. If all, or any part, of such taxes, duties, fees, charges, or assessments be refunded, ESI shall repay to Buyer such part thereof as Buyer shall have paid. Buyer shall pay to ESI, upon demand, all expenses (including penalties and interest) incurred by ESI in protesting payment and in endeavoring to obtain such refund. ***

      ***

VI.   NOTICES

      Any notice under this Agreement shall become effective upon receipt and shall be in writing delivered or sent by mail or electronic transmission to the respective parties at the following addresses, which may be changed by written notice:

             To Buyer:                                To ESI:

             _________________________          GE Aircraft Engines
             _________________________          GE Engine Services
             _________________________          1 Neumann Way, MD/S-95
             _________________________          Cincinnati, Ohio  45215

             Attention: _________________       Attention: MCPH Manager

                                                with a copy to:
                                                GE Aircraft Engines
                                                GE Engine Services
                                                Attn:  General Manager
                                                1 Neumann Way, MD/S-95
                                                Cincinnati, Ohio  45215


MCPH     March, 1998          ESI PROPRIETARY INFORMATION             ATTACH.I-3
               Subject to restrictions on the cover or first page

VII.  GOVERNMENTAL AUTHORIZATIONS

      A. Buyer shall be importer and exporter of record and shall be responsible for the timely application for, obtainment and maintenance of any required governmental authorizations such as import licenses, export licenses, exchange permits, or any other required governmental authorization. ESI shall not be liable if any authorization is delayed, denied, revoked, restricted, or not renewed and Buyer shall not thereby be relieved of its obligation to pay ESI for its work performed and any other charges which are the obligation of Buyer hereunder.

      B. All products (including technical data delivered hereunder) shall at all times be subject to the Export Administration Regulations and or International Traffic in Arms Regulations of the United States of America and any amendments thereof. Buyer agrees that it shall not make any unauthorized disposition of United States of America-origin Equipment (including technical data) provided by ESI through trans-shipment, re-export, diversion, or otherwise, other than in and to the country of ultimate destination specified in Buyer's order or declared as the country of ultimate destination on ESI's invoices, except as United States laws and regulations may permit.

VIII. JURISDICTION

      The validity, performance, and all matters relating to the interpretation and effect of this Agreement and any amendment thereto shall be interpreted in all respects in accordance with the laws of the State of New York and, in the event of any unresolved dispute, Buyer agrees to submit to the non-exclusive jurisdiction of the U.S. District Court for the Southern District of New York. The United Nations Convention on Contracts for the International Sale of Goods is not applicable to this Agreement.

IX.   ASSIGNMENT

      Any assignment of this Agreement or any rights or obligations hereunder by either party without the prior written consent of the other party shall be void, except that Buyer's consent shall not be required for the substitution of an affiliated company of ESI in place of ESI as the contracting party to perform any work hereunder. In the event of such substitution, Buyer shall be advised thereof in writing. In case of lease, by Buyer, of Engines covered by this Agreement, the parties agree that rights and obligations under this Agreement shall remain with the Buyer.
      ***

X.    NO THIRD PARTY BENEFICIARIES

      This Agreement is for the benefit of the parties hereto and is not for the benefit of any third person, firm or corporation and nothing herein contained shall be construed to create any rights in or obligations to any third parties under, as a result of, or in connection with this Agreement.

XI.   NON-WAIVER

      Any failure by either party to enforce any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way affect the validity of this Agreement or any part hereof, or in the right of the parties thereafter to enforce each and every such provision, nor shall ESI actual performance, whether or not under this Agreement, be deemed in any way indicative of the scope of the obligations of ESI under this Agreement.


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

XII.  EXCLUSIVE TERMS

      The terms and conditions of this Agreement shall apply to all written authorizations issued by Buyer to ESI for work to be performed under this Agreement in lieu of any printed terms thereon or therein and such written authorizations shall form a part of this Agreement.

XIII. PARTIAL INVALIDITY

      If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

XIV.  NON-DISCLOSURE

      The parties agree that neither will disclose any of the terms of this Agreement nor any information or data provided to either party as a result of this Agreement to a third party, without prior written approval of the other party except that:

      1. To the extent required by government agencies and courts for official purposes, disclosure may be made to such agencies and courts. In such event, a suitable restrictive legend limiting further disclosure shall be applied.

      2. The existence of the Agreement and its general purpose only may be stated to others by either of the parties without approval from the other.

XV.   CONTROLLING LANGUAGE

      The English language shall be used in the interpretation and performance of this Agreement.

XVI.  HEADINGS

      The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning and interpretation of this Agreement.

XVII. WAIVER OF IMMUNITY

      To the extent that Buyer or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgement, from attachment in aid of execution, or from execution prior to judgement, or other legal process in any jurisdiction, Buyer, for itself and its property, does hereby regularly, irrevocably and unconditionally waive, and agree not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the subject matter hereof. Such agreement shall be irrevocable ,not subject to withdrawal in any and all jurisdictions, and is made only for the express benefit of ESI and its affiliated companies.

XVIII. REPAIR LOCATION

      ESI may perform any work required by this Agreement at any of its FAA approved Repair Facilities.


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

XIX.  INFORMATION AND DATA

      All information and data (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, specifications and memoranda, but excluding shop visit record information and data) which may be furnished or made available to one party hereto by the other party hereto, directly or indirectly as the result of this Agreement shall remain the property of the disclosing party. The information and data shall neither be used by the receiving party, nor furnished to any other person, firm or corporation, for the design or manufacture of any equipment or part, nor permitted out of the receiving party's possession, nor divulged to any other person, firm or corporation, except as herein provided. Nothing in this Agreement shall preclude the receiving party from using or furnishing to others information and data necessary to effect any contract or arrangement under which this is to be performed for the receiving party, by others, modification, overhaul, or maintenance work on the Equipment, their parts or accessories. The instrument by which the receiving party transfers any Equipment may permit the use of such data by its transferee, subject to the same limitation set forth above, and shall preserve to the disclosing party the right to enforce such limitation.

XX.   WARRANTY

      ***

XXI.  PATENTS

      A. Except as provided for in Article III., "Limitation of Liability" above, ESI shall handle all claims and defend any suit or proceeding brought against Buyer insofar as based on a claim that, without further combination, any Equipment or any part thereof manufactured by ESI and furnished hereunder constitutes an infringement of any patent of the United States or of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States at Chicago on December 7, 1944, if notified promptly in writing and given authority, information and assistance (at ESI's expense) for the defense of same. In case such Equipment, or any part thereof, is in such suit held to constitute infringement and the use of said Equipment or part thereof is enjoined, ESI shall, at its own expense, and at its option, either procure for Buyer the right to continue using said Equipment or part thereof; or replace same with non-infringing Equipment or modify it so it becomes non-infringing; or remove said Equipment and refund the purchase price (less reasonable depreciation) thereof. The foregoing shall constitute the sole remedy of Buyer and the sole liability of ESI for Patent infringement.

      B. The preceding paragraph shall not apply to any Equipment, or any part thereof, manufactured to Buyer's design. As to such Equipment, or any part thereof, ESI assumes no liability whatsoever for patent infringement.

      C. With respect to any Equipment, or part thereof, furnished hereunder which is not manufactured by ESI, only the patent indemnity of the manufacturer, if any, shall apply.


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